FOUNDERS FUNDS, INC.
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1997


The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 39 to delete the reference to John K. Langum, who retired as a director effective September 1, 1997. Dr. Langum has been designated Chairman Emeritus of the Company.

The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 40 to reflect that Jay A. Precourt is Chairman of the Board of Directors and an Executive Committee Member, effective September 1, 1997.

The second and third sentences of the first paragraph of the section of the Funds' Statement of Additional Information entitled "Directors and Officers -- Director Compensation" on page 42 are hereby deleted and replaced with the following:

      The Company has no plan or other arrangement pursuant to which any of the Company's independent directors receive pension or retirement benefits, with the exception of an arrangement with former director Langum, who receives an annual payment from Founders.

The  section  of  the  Funds'  Statement  of  Additional   Information  entitled
"Additional Information -- Code of Ethics" is hereby amended on page 67 to read as follows:

            The Company and Founders have adopted a strict code of ethics that limits directors, officers, investment personnel and other Founders employees in investing in securities for their own accounts. With certain exceptions, the code of ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. The Company and Founders carefully monitor compliance with the code of ethics by their respective personnel.

            Violations or apparent violations of the code of ethics by an officer, director or employee of the Company are reported to the president of the Company or to the Company's legal counsel, and thereafter to the Company's board of directors. The Company's board of directors determines whether a violation of the code of ethics has occurred and, if so, the sanctions, if any, deemed appropriate.

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            Violations  or  apparent  violations  of the  code of  ethics  by an officer, director or employee of Founders who is not also an officer, director or employee of the Company are reported to the president of Founders, Founders' Legal Department or to Founders' legal counsel. Founders' president, in conjunction with the Legal Department, shall determine whether a violation has occurred and, if so, will impose such sanctions, if any, as he or she may deem appropriate. These determinations are reviewed by the Company's Board of Directors.

            Sanctions may include verbal or written warnings, a letter of censure, suspension, termination of employment, disgorgement of profits from improper transactions, or other sanctions. The code of ethics requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of the Company and of Founders must act in the best interests of the Company and its shareholders. The Company's shareholders may obtain a copy of the code of ethics without charge by calling Founders at 1-800-525-2440.

The date of this Supplement is September 1, 1997.